EXHIBIT 32

                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Intelliservices, Inc., a Delaware corporation, does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-QSB for the period ended December 31, 2004 of Intelliservices, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Intelliservices, Inc.

Date: February 14, 2005                    /s/ Timothy P. Beck
                                           --------------------------------
                                           Timothy P. Beck
                                           Chief Executive Officer


Date: February 14, 2005                    /s/ Timothy P. Beck
                                           --------------------------------
                                           Timothy P. Beck
                                           Chief Financial Officer


The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document